                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):        November 3, 2004
                                                   -----------------------------

                              Retail Ventures, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Ohio                        1-10767                 31-322832
--------------------------------------------------------------------------------
(State or other jurisdiction   (Commission File Number)       (IRS Employer
      of incorporation)                                   Identification Number)

3241 Westerville Road, Columbus, Ohio                                   43224
--------------------------------------------------------------------------------
(Address of principal executive offices)                             (Zip Code)

                                 (614) 471-4722
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e- 4(c))

ITEM 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

On November 3, 2004, the board of directors of Retail Ventures, Inc. (the "Company") voted to terminate John C. Rossler, President and Chief Executive Officer of the Company, and Edwin J. Kozlowski, Executive Vice President and Chief Operating Officer of the Company and to terminate their respective employment agreements "without cause" in accordance with the terms of the agreements.

Mr. Rossler's employment agreement, dated effective as of February 3, 2002, provided for an annual salary of $700,000 with annual increases of 2.5%. Pursuant to its terms, on termination "without cause" (as such term is defined in his employment agreement), Mr. Rossler is entitled to the following: (i) his base salary for 12 months following the effective date of termination, which shall be paid in equal installments in accordance with the Company's payroll practices for executive employees; and (ii) reimbursement for his cost of maintaining continuing health care coverage for a period of no more than 18 months following the effective date of termination; provided, however, that health insurance reimbursements shall cease upon Mr. Rossler becoming eligible for similar coverage under another benefit plan and further provided that the amount of this reimbursement will not be larger than the sum of the premiums he would have incurred under COBRA to maintain coverage for 18 months under the Company's plan in which he was participating (and at the same level he was participating) when his employment terminated. Mr. Rossler has a duty to mitigate these payments pursuant to the terms of his employment agreement. In addition, (i) Mr. Rossler is entitled to the pro rata share of any incentive compensation that, but for his termination without cause, he would have otherwise received under the Company's executive incentive plan on the date of his termination without cause and based on the extent to which performance standards are met on the last day of the year in which he is terminated without cause; (ii) subject to the terms of the Company's stock incentive plan and any applicable standard stock option agreement, all standard stock options held by Mr. Rossler will be fully vested and exercisable; (iii) subject to the terms of the Company's stock incentive plan and any applicable restricted stock agreement, all restrictions then imposed on any restricted stock (other than those imposed by any applicable state or federal statute) held by Mr. Rossler will lapse and be removed and the shares will be distributed to him; and (iv) subject to the Company's stock incentive plan and any applicable performance stock option agreement, all performance stock options held by Mr. Rossler will be fully vested and exercisable.

Mr. Kozlowski's employment agreement, dated effective as of February 3, 2002, provided for an annual salary of $500,000 with annual increases of 2.5%. Pursuant to its terms, on termination "without cause" (as such term is defined in his employment agreement), he is entitled to the following: (i) his base salary for 12 months following the effective date of termination, which shall be paid in equal installments in accordance with the Company's payroll practices for executive employees; and (ii) reimbursement for his cost of maintaining continuing health care coverage for a period of no more than 18 months following the effective date of termination; provided, however, that health insurance reimbursements shall cease upon Mr. Kozlowski becoming eligible for similar coverage under another benefit plan and further provided that the amount of this reimbursement will not be larger than the sum of the premiums he would have incurred under COBRA to maintain coverage for 18 months under the Company's plan in which he was participating (and at the same level he was participating) when his employment terminated. Mr. Kozlowski has a duty to mitigate these payments pursuant to the terms of his employment agreement. In addition, (i) Mr. Kozlowski is entitled to the pro rata share of any incentive compensation that, but for his termination without cause, he would have otherwise received under the Company's executive incentive plan on the date of his termination without cause and based on the extent to which performance standards are met on the last day of the year in which he is terminated without cause; (ii) subject to the terms of the Company's stock incentive plan and any applicable standard stock option agreement, all standard stock options held by Mr. Kozlowski will be fully vested and exercisable; (iii) subject to the terms of the Company's stock incentive plan and any applicable restricted stock agreement, all restrictions then imposed on any restricted stock (other than those imposed by any applicable state or federal statute) held by Mr. Kozlowski will lapse and be removed and the shares will be distributed to him; and (iv) subject to the Company's stock incentive plan and any applicable performance stock option agreement, all performance stock options held by Mr. Kozlowski will be fully vested and exercisable.


ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

(a) Not Applicable.

(b) See Item 1.02 above.

(c) On November 3, 2004, the board of directors of the Company also voted to promote Heywood Wilansky, President and Chief Executive Officer of the Filene's Basement subsidiary of the Company, to President and Chief Executive Officer of the Company effective as of November 3, 2004.

Mr. Wilansky, age 56, has had a distinguished career in retail. Before joining the Company, he served as President and Chief Executive Officer of Bon Ton Stores, and as President and Chief Executive Officer of two divisions of The May Department Stores Company. Mr. Wilansky previously held positions at Lord & Taylor and The Hecht Company. In addition, Mr. Wilansky was a professor of marketing at the University of Maryland business school.

As of the time of the filing of this Form 8-K, the Company and Mr. Wilansky had not yet entered into an agreement with respect to the material terms and conditions of Mr. Wilansky's employment with the Company.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

           (C) EXHIBITS

           Exhibit No.                    Description
           -----------       -----------------------------------------

               99.1          Retail Ventures, Inc. press release dated
                             November 3, 2004

The information in this Form 8-K, including the exhibit hereto, shall not be treated as "filed" for purposes of the Securities Exchange Act of 1934, as amended.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 Retail Ventures, Inc.

Date:  November 8, 2004                      By: /s/ James A. McGrady
                                                 ------------------------------
                                                 James A. McGrady,
                                                 Executive Vice President and
                                                 Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.                            Description
-----------       ----------------------------------------------------------

   99.1           Retail Ventures, Inc. press release dated November 3, 2004.